Exhibit 10.17

PROMISSORY NOTE

Account No
Officer

Borrower LANCER PARTNERSHIP, LTD., a Texas limited partnership

Amount$15,000,000.00	Date: DECEMBER	,2004

For value received, the receipt and sufficiency of which is hereby acknowledged, the undersigned, jointly and severally, (hereinafter, “Borrower”, whether one or more) promise to pay to the order of International Bank of Commerce (hereinafter, “Lender”), at 130 E. Travis, San Antonio, Bexar County, Texas the sum of FIFTEEN MILLION AND NO / 100 DOLLARS Dollars ($ 15. 000. 000. 00),* in legal and lawful money of the United States of America, with interest as it accrues on the outstanding principal balance from date of advance of such principal until paid.

* or so much thereof as may be advanced from time to time,

* * SEE ADDENDUM TO PROMISSORY NOTE ATTACHED HERETO AND INCORPORATED HEREIN.

To secure payment of this Note, and, to the extent allowed by law, all other indebtedness which may at any time be owing by the Borrower, or any of them, Borrower hereby grants to Lender a security interest and lien on the following collateral

SEE EXHIBIT “A” ATTACHED HERETO AND INCORPORATE HEREIN.

Borrower agrees to take adequate care of the collateral and to insure the collateral with a company satisfactory to Lender, for such hazards, and in such amounts as Lender directs. If Borrower fails to furnish Lender with proof of required insurance coverage, Lender shall have the authority to purchase insurance (including single interest insurance, which may provide protection only for Lender) and add the premium for such insurance; with interest at the loan pre-maturity contract rate, to the balance of this Note.

The interest is calculated on a 360-day factor applied on a 365-day year, or a 366-day year, in the event that the year is a leap year, on the unpaid principal to the date of each installment paid. Provided, however, that in the event the interest rate reaches the maximum rate allowed by applicable law, said maximum legal rate shall be computed on a full calendar year 365/365 days basis or on a 366/366 days basis, in the event that the year is a leap year. The interest charged and herein contracted for will riot exceed the maximum allowed by law.

To the extent allowed by law, matured unpaid amounts will bear interest computed on a full calendar year 365/365 days basis or on a 366/366 days basis, in the event that the year is a leap year, at the highest legal rate of interest allowed by Texas Law, unless Federal Law allows a higher interest rate, in which case, Borrower agrees to pay the rate’ allowed by Federal Law. If applicable law does not set a maximum rate of interest for matured unpaid amounts, then Borrower agrees that the maximum rate for such amounts shall be eighteen percent (18%) per annum.

To the extent allowed by law, as the late payment charge under this Note, lender may in its sole discretion (i) increase the interest on the principal portion of any payment amount that is not received by the payment due date to the maximum rate allowed by law, computed on a full calendar year basis from the payment due date until paid, or (ij), should any payment not be made within ten (10) days from the due date, require Borrower to pay a one time “late charge” per late payment equal to five percent (5%) of the amount of the past due principal and interest of such payment, with a minimum of $10.00 and a maximum of $1,500.00 per late payment. The “Iate charge” may be assessed without notice, and shall be immediately due and payable.

The outstanding and unpaid principal of this Note and all accrued and unpaid interest are payable as follows:

Number of Payments	Frequency	Amount of Payments	When Payments are Due

SEE ADDENDUM TO PROMISSORY NOTE ATTACHED HERETO AND INCORPORATED HEREIN.

Final Maturity Date:	DECEMBER 30, 2007

All outstanding unpaid principal, all accrued and unpaid interest; and all fees, late charges, and/or other charges incurred in this transaction by, or for the benefit of, Borrower which remain due and owing on the Final Maturity Date are due and payable on such date.

THIS OBLIGATION HAS A BALLOON PAYMENT PROVISION:

THIS LOAN IS PAYABLE IN FULL ON THE FINAL MATURITY DATE SET FORTH HEREIN IF NO PRIOR DEMAND HAS BEEN MADE. ON THE FINAL MATURITY DATE YOU MUST REPAY THE ENTIRE OUTSTANDING UNPAID PRINCIPAL BALANCE, ALL ACCRUED AND UNPAID INTEREST, AND ALL FEES, LATE CHARGES, AND/OR OTHER CHARGES INCURRED IN THIS TRANSACTION BY, OR ON BEHALF OF, BORROWER, WHICH REMAIN UNPAID. LENDER IS UNDER NO OBLIGATION TO REFINANCE THE LOAN, OR ANY PORTION THEREOF, AT THAT TIME. YOU WILL THEREFORE BE REQUIRED TO MAKE PAYMENT OUT OF OTHER ASSETS YOU MAY OWN, OR YOU WILL HAVE TO FIND A LENDER, WHICH MAY BE THIS LENDER, WHICH AGREES TO LEND YOU THE MONEY TO REFINANCE. IF YOU REFINANCE THIS LOAN AT MATURITY, YOU MAY HAVE TO PAY SOME OR ALL OF THE CLOSING COSTS NORMALLY ASSOCIATED WITH A NEW LOAN, EVEN IF YOU OBTAIN REFINANCING FROM THIS LENDER.

The failure of Borrower to pay any of the payment(s) of principal or any interest thereon, fees and/or late charges when the same is due and payable, shall permit Lender, at its option, to accelerate the maturity, of all, or any portion, of the remaining unpaid principal balance outstanding, all accrued and unpaid interest and all accrued and unpaid late charges of this Note, whereupon the same shall be due and payable immediately.

Borrower and Lender intend that the loan evidenced by this Note (the “Loan”) shall be in strict compliance with applicable usury laws. If at any time any interest contracted for, charged, or received under this Note or otherwise in connection with. the Loan would be usurious under applicable law, then regardless of the provisions, of this Note or the documents and instruments evidencing, securing or otherwise executed in connection with ti1e,Loan or any action. or event (including, without limitation, prepayment of principal hereunder or acceleration of maturity by the Lender) which may occur with respect to this Note or the Loan, it is agreed that all sums determined to be usurious shall be immediately credited by the Lender as a payment of principal hereunder, or If this Note has already been paid, immediately refunded to the Borrower. All compensation which constitutes interest under applicable law in connection with the Loan shall be amortized, prorated, allocated and spread over the full period of time any indebtedness is owing by Borrower to the greatest extent permissible without exceeding the applicable maximum rate allowed by applicable law in effect from time to time during such period.

In no event shall the provisions of Chapter 346, of the Texas Finance Code (which regulates certain revolving loan accounts and revolving triparty accounts) apply to the loan.

IN THE EVENT ANY ITEM, ITEMS, TERMS OR PROVISIONS CONTAINED IN THIS INSTRUMENT ARE IN CONFLICT WITH THE LAWS OF THE STATE OF TEXAS, OR FEDERAL LAW, THIS INSTRUMENT. SHALL BE AFFECTED ONLY AS TO ITS APPLICATION TO SUCH ITEM, ITEMS, TERMS’ ‘OR PROVISIONS, AND SHALL IN ALL OTHER RESPECTS REMAIN IN FULL FORCE AND EFFECT. IT IS UNDERSTOOD AND AGREED THAT IN NO EVENT AND UPON NO CONTINGENCY SHALL THE BORROWER OR ANY PARTY LIABLE THEREON, OR THEREFORE, BE REQUIRED TO PAY INTEREST IN EXCESS OF THE RATE ALLOWED BY THE LAWS OF THE: STATE OF TEXAS OR FEDERAL LAW, IF SUCH LAW PERMITS A GREATER RATE OF INTEREST. THE INTENTION OF THE PARTIES BEING TO CONFORM STRICTLY TO THE USURY LAWS AS NOW OR HEREINAFTER CONSTRUED BY THE COURTS HAVING JURISDICTION.

***THE BORROWER, ENDORSERS; SURETIES, GUARANTORS AND ALL PERSONS TO BECOME LIABLE ON THIS NOTE (THE “OBLIGORS”) HEREBY, JOINTLY AND SEVERALLY, WAIVE EXPRESSLY ALL NOTICES OF OVERDUE INSTALLMENT PAYMENTS, AND DEMANDS FOR PAYMENT THEREOF, NOTICES OF INTENTION TO ACCELERATE MATURITY, NOTICES OF ACTUAL ACCELERATION OF MATURITY, PRESENTMENT, DEMAND FOR PAYMENT, NOTICES OF

***Except as provided in Section 1.14.1 and 1.14.2 of the Loan Agreement of even date herewith between Borrower and Lender (“Loan Agreement”)

DISHONOR, DISHONOR, PROTEST, NOTICES OF PROTEST, AND DILIGENCE IN COLLECTION HEREOF. EACH OBLIGOR CONSENTS THAT THE LENDER OR OTHER HOLDER OF THIS NOTE MAY AT ANY TIME, ANDFROM TIME TO TIME UPON REQUEST OF OR BY AGREEMENT WITH ANY OF THEM, RENEW THIS NOTE AND/OR EXTEND THE DATE OF ATURITY HEREOF OR CHANGE THE TIME OR METHOD OF PAYMENTS WITHOUT NOTICE TO ANY OF THE OTHER OBLIGORS, MAKERS, SURETIES OR ENDORSERS WHO SHALL REMAIN BOUND FOR THE PAYMENT HEREOF. BUGORS WAIVE EXPRESSLY THE LATE FILING OF’ANY SUIT OR CAUSE OF’ACTION HEREON, OR ANY DELAY IN THE HANDLING OFANY COLLATERAL. OBLIGORS AGREE THAT HOLDER’S ACCEPTANCE OF PARTIAL OR DELINQUENT PAYMENTS OR FAILURE OF HOLDER TO EXERCISE ANY RIGHT OR REMEDY CONTAINED HEREIN OR IN ANY INSTRUMENT GIVEN AS SECURITY FOR THE PAYMENTOF THIS NOTE SHALL NOT BE A WAIVER OF ANY OBLIGATION OF THE OBLIGORS OR CONSTITUTE.WAIVER OF ANY PRIOR OR SUBSEQUENT DEFAULT. THE HOLDER MAY REMEDY ANY DEFAUL T WITHOVT WAIVING THE DEFAULT REMEDIED AND MAY WAIVE ANY DEFAULT WITHOUT WAIVING ANY OTHER PRIOR OR SUBSEQUENT DEFAULT.

To the extent allowed by law, as security for this Note, and all other indebtedness which may at any time be owing by Borrower (and any endorsers and/or guarantors hereof) to Lender or other holder hereof, the Borrower (and any endorsers and/or guarantors hereof) gives to Lender or other holder hereof, a security interest, a lien and contractual right of set-off in and to all of the Borrower’s (and any endorsers and/or guarantors hereof) money, credits, accounts and/or other property now in, or at any time here after coming within the custody or control of Lender or other holder hereof, or any member of Bank or branch Bank of International Bancshares Corporation, whether held in a general or special account or depositor for safekeeping or otherwise.  Every such security interest and right of set-off may be exercised without demand or notice to Borrower (and any endorsers and/or guarantors hereof.)  No security interest or right of set-off to enforce such security shall be deemed to have been waived by any act or conduct on the part of Lender, or by any failure to exercise such right of set-off or to enforce such security interest, or by any delay in so doing.  Every right of set-off and security interest shall continue in full force and effect until such right of set-off or security interest is specifically waived or released by an instrument in writing executed by Lender.  The foregoing is in addition to and not in lieu of any rights of set-off allowed by law.

In connection with any transaction between Borrower and Lender at any time in the past, present or future, in the event Borrower, individually or jointly with others, has granted or grants Lender a lien on any real and/or personal property, Borrower agrees that the lien on such real and/or personal property shall also secure the indebtedness of Borrower to Lender evidenced by this Note and all renewals, extensions and modifications hereof.

If this Note, or any part hereof, is not paid according to its terms, is placed in the hands of an attorney for collection, or is collected through Probate, Bankruptcy or other judicial or non-judicial proceedings, whether matured by expiration of time or by the exercise of the option given to the Lender to mature it, the Borrower and all parties now or hereafter personally liable hereon hereby now agree to and shall pay an additional amount equal to a reasonable and necessary attorney’s fees and associated costs for collection.  Said attorney’s fees and costs if collection, once liquidated and paid by Lender or otherwise allowed by law, will bear interest at the rate of interest applied to the matured and past-due principal balance of this Note as such rate may change from time to time from date due until repaid.

In the event any legal action or proceeding, by arbitration or otherwise, is commenced with the enforcement of, or any declaration of rights under this Note and/or any instrument or written agreement required or delivered under or pursuant to the terms of this Note, and/or any controversy or claim, whether sounding in contract, tort or statute, legal or equitable, involving in any way the financing or the transaction(s), the subject of this Note or any other proposed or actual loan or extension of credit, the prevailing party shall be entitled to recover reasonable and necessary attorney’s fees, paralegal costs (including allocated costs for in-house legal services), costs, expenses, expert witness fees and costs, and other necessary disbursements made in connection with any such action or proceeding.

Lender, in its sole discretion and without obligation on Lender to do so, any advance and pay sums on behalf and for the benefit of Borrower for costs necessary for the protection and preservation of the collateral securing this Note and other costs that me be appropriate, in Lender’s sole discretion, including but not limited to insurance premiums, ad valorem taxes, and attorney’s fees.  Any sums which may be so paid out by Lender and all sums paid for insurance premiums, as aforesaid, including the costs, expenses and attorney’s fees paid in any suit affecting said property shall bear interest from the dates of such payments at the prematurity contract rate applied to the principal balance of this Note and shall be paid by Borrower to Lender upon demand, at the same place at which this Note is payable, and shall be deemed a part of the debt and recoverable as such in all aspects.

Borrower reserves the right to prepay, prior to maturity, all or any part of the principal of this Note without penalty, and interest shall immediately cease on any amount so prepaid.  All prepayments shall be applied to the last maturing installments of principal, without interrupting the regular installment payments.

Any assumption, if permitted by Lender, by ant other person or persons, partnership, corporation, organization or any other entity without the express written consent of Lender, shall not release the liability of Borrower for the payment of this Note.

In the event that the hereinafter described collateral, if any, is sold, conveyed, or otherwise disposed of without the prior written consent of the Lender other than in the ordinary course of business, the maturity of this Note may, at the option of the Lender, be accelerated and Lender may immediately demand payment of the then outstanding principal sum together with all accrued and unpaid interest due thereon.

Borrower and Lender hereby expressly acknowledge and agree that in the event of a default under this Note or under any document executed by Borrower in connection with, or to secure the payment of, this Note (I) Lender shall not be required to comply with Subsection 3.05 (d) of the Texas Revised Partnership Act and (2) Lender shall not be required to proceed against or exhaust the assets of Borrower before pursuing any remedy against one or more of the partners of Borrower of the property of such partners.

ARBITRATION.

LENDER AND BORROWER FURTHER AGREE AS FOLLOWS:

I.              PROVISIONS APPLICABLE TO CONSUMER.RELATED CLAIMS OF $75,000.00 OR LESS IN ACTUAL DAMAGES:

(a)           WITH REGARD TO ALL CONSUMER RELATED CLAIMS OF $75,000.00 OR LESS IN ACTUAL DAMAGES, ANY AND ALL CONTROVERSIES OR CLAIMS ARISING OUT OF THIS CONTRACT, ITS NEGOTIATION AND/OR THE BREACH THEREOF, SHALL BE SETT.LED BY ARBITRATION ADMINISTERED BY THE AMERICAN ARBITRATION ASSOCIATION UNDER ITS SUPPLEMENTAL PROCEDURES FOR RESOLUTION OF CONSUMER.RELATED DISPUTES AND CONSUMER DUE PROCESS PROTOCOL (WHICH ARE INCORPORATED HEREIN FOR ALL PURPOSES), AND JUDGMENT ON THE AWARD RENDERED BY THE ARBITRATOR(S) MAY BE ENTERED IN ANY COURT HAVING JURISDICTION THEREOF. IT IS INTENDED BY ALL PARTIES THAT THIS ARBITRATION CLAUSE MEET AND INCLUDE ALL FAIRNESS STANDARDS AND PRINCIPLES OF THE AMERICAN ARBITRATION ASSOCIATION’S CONSUMER DUE PROCESS PROTOCOL AND DUE PROCESS IN PREDISPUTE ARBITRATION.

(b)           INSTEAD OF PROCEEDING IN ARBITRATION, ANY PARTY HERETO MAY PURSUEITS CLAIMIN THE CONSUMER’S LACAL SMALL CLAIMS COURT, IF THE CONSUMER-RELATED CLAIM IS WITHIN THE SMALL CLAIMS COURT JURISDICTION LIMITS. IF THE SMALL CLAIMS COURT OPTION IS CHOSEN THE PARTY MUST CONTACT THE SMALL CLAIMS COURT DIRECTLY.

(c)           THE PARTIES FURTHER AGREE THAT (i) NO ARBITRATION PROCEEDING HEREUNDER SHALL BE CERTIFIED AS A CLASS ACTION OR PROCEED AS A CLASS ACTION; OR ON A BASIS INVOLVING CLAIMS BROUGHT IN A PURPORTED REPRESENTATIVE CAPACITY ON BEHALF OF THE GENERAL PUBLIC, OTHER CUSTOMERS OR POTENTIAL CUSTOMERS OR PERSONS SIMILARLY SITUATED AND (II) NO ARBITRATION PROCEEDING HEREUNDER SHALL BE CONSOLIDATED WITH, OR JOINED IN ANY WAY WITH, ANY OTHER ARBITRATION PROCEEDING.

(d)           THIS ARBITRATION PROVISION SHALL SURVIVE ANY TERMINATION, AMENDMENT, OR EXPIRATION OF THE AGREEMENT IN WHICH THIS PROVISION IS CONTAINED, UNLESS ALL OF THE PARTIES OTHERWISE EXPRESSLY AGREE IN WRITING.

(e)           THE PARTIES ACKNOWLEDGE THAT THIS AGREEMENT EVIDENCES A TRANSACTION INVOLVING INTERSTATE COMMERCE. THE FEDERAL ARBITRATION ACT SHALL GOVERN THE INTERPRETATION, ENFORCEMENT, AND PROCEEDINGS PURSUANT TO THE ARBITRATION CLAUSE OF THIS AGREEMENT.

II.            ADDITIONAL PROVISIONS FOR CONSUMER-RELATED CLAIMS ABOVE $75,000.00 IN ACTUAL DAMAGES AND/OR ALL COMMERCIAL CLAIMS:

(a)           ANY ARBITRATION INVOLVING CONSUMER-RELATED CLAIMS ABOVE $75,000.00 IN ACTUAL DAMAGES AND/OR COMMERCIAL CLAIMS HEREUNDER SHALL BE BEFORE AT LEAST THREE NEUTRAL ARBITRATORS ASSOCIATED WITH THE AMERICAN ARBITRATION ASSOCIATION AND SELECTED IN ACCORDANCE WITH THE COMMERCIAL ARBITRATION RULES OF THE AMERICAN ARBITRATION ASSOCIATION. FAILURE OF ANY ARBITRATOR TO DISCLOSE ALL FACTS WHICH MIGHT TO AN OBJECTIVE OBSERVER CREATE A REASONABLE IMPRESSION OF THE ARBITRATORIS PARTIALITY, AND/OR MATERIAL ERRORS OF LAW SHALL BE GROUNDS [IN ADDITION TO ALL OTHERS] FOR VACATUR OF AN AWARD RENDERED PURSUANT TO THIS AGREEMENT.

(b)           THE PARTIES FURTHER AGREE THAT (i) NO ARBITRATION PROCEEDING HEREUNDER SHALL BE CERTIFIED AS A CLASS ACTION OR PROCEED AS A CLASS ACTION, OR ON A BASIS INVOLVING CLAIMS BROUGHT IN A PURPORTED REPRESENTATIVE CAPACITY ON BEHALF OF THE GENERAL PUBLIC, OTHER CUSTOMERS OR POTENTIAL CUSTOMERS OR PERSONS SIMILARLY SITUATED AND (ii) NO ARBITRATION PROCEEDING HEREUNDER SHALL BE CONSOLIDATED WITH, OR JOINED IN ANY WAY WITH, ANY OTHER ARBITRATION PROCEEDING.

(c)           THIS ARBITRATION PROVISION SHALL SURVIVE ANY TERMINATION, AMENDMENT, OR EXPIRATION OF THE AGREEMENT IN WHICH THIS PROVISION IS CONTAINED, UNLESS ALL OF THE PARTIES OTHERWISE EXPRESSLY AGREE IN WRITING.

(d)           THE PARTIES ACKNOWLEDGE THAT THIS AGREEMENT EVIDENCES A TRANSACTION INVOLVING INTERSTATE COMMERCE. THE FEDERAL ARBITRATION ACT SHALL GOVERN THE INTERPRETATION, ENFORCEMENT, AND PROCEEDINGS PURSUANT TO THE ARBITRATION CLAUSE OF THIS AGREEMENT.

III.           ADDITIONAL PROVISIONS FOR ALL COMMERCIAL CLAIMS:

(a)           ANY AND ALL COMMERCIAL CONTROVERSIES BETWEEN THE PARTIES, SHALL BE RESOLVED BY ARBITRATION IN ACCORDANCE, WITH THE COMMERCIAL ARBITRATION RULES OF THE AMERICAN ARBITRATION ASSOCIATION IN EFFECT AT THE TIME OF FILING, UNLESS THE COMMERCIAL ARBITRATION RULES CONFLICT WITH THIS PROVISION, AND IN SUCH EVENT THE TERMS OF THIS PROVISION SHALL CONTROL TO THE EXTENT OF THE CONFLICT.

(b)           THE AWARD OF THE ARBITRATORS, OR A MAJORITY OF THEM, SHALL BE FINAL, AND JUDGMENT UPON THE AWARD RENDERED MAY BE ENTERED IN ANY COURT, STATE OR FEDERAL, HAVING JURISDICTION. THE ARBITRATION AWARD SHALL BE IN WRITING AND SPECIFY THE FACTUAL AND LEGAL BASIS FOR THE AWARD. UPON THE REQUEST OF ANY PARTY, THE AWARD SHALL INCLUDE FINDINGS OF FACT AND CONCLUSION OF LAW.

(c)           ARBITRABLE DISPUTES INCLUDE ANY AND ALL CONTROVERSIES OR CLAIMS BETWEEN THE PARTIES OF WHATEVER TYPE OR MANNER, INCLUDING WITHOUT LIMITATION, ANY CLAIM ARISING OUT OF OR RELATING TO THIS SECURITY INSTRUMENT, ALL PAST, PRESENT AND/OR FUTURE CREDIT FACILITIES AND/OR AGREEMENTS INVOLVING THE PARTIES, ANY TRANSACTIONS BETWEEN OR, INVOLVING THE PARTIES, AND/OR ANY ASPECT OF ANY PAST OR PRESENT RELATIONSHIP OF THE PARTIES, WHETHER BANKING OR OTHERWISE, SPECIFICALLY INCLUDING ANY ALLEGED TORT COMMITTED BY ANY PARTY.

(d)           THE PARTIES SHALL ALLOW AND PARTICIPATE IN DISCOVERY IN ACCORDANCE WITH THE FEDERAL RULES OF CIVIL PROCEDURE FOR A PERIOD OF ONE HUNDRED TWENTY (120) DAYS AFTER THE FILING OF THE ORIGINAL RESPONSIVE PLEADING. DISCOVERY MAY CONTINUE THEREAFTER AS AGREED BY THE PARTIES OR AS ALLOWED BY THE ARBITRATORS. UNRESOLVED DISCOVERY DISPUTES SHALL BE BROUGHT TO THE ATTENTION OF THE ARBITRATORS BY WRITTEN MOTION FOR PROPER DISPOSITION, INCLUDING RULING ON ANY ASSERTED OBJECTIONS, PRIVILEGES, AND PROTECTIVE ORDER REQUESTS AND AWARDING REASONABLE ATTORNEY’S FEES TO THE PREVAILING PARTY.

(e)           IN THE EVENT THE AGGREGATE OF ALL AFFIRMATIVE CLAIMS ASSERTED EXCEED $500,000.00, EXCLUSIVE OF INTEREST AND ATTORNEY’S FEES, OR UPON THE WRITTEN REQUEST OF ANY PARTY, (1) PRIOR TO THE DISSEMINATION OF A LIST OF POTENTIAL ARBITRATORS. THE AMERICAN ARBITRATION ASSOCIATION SHALL CONDUCT AN IN PERSON ADMINISTRATIVE CONFERENCE WITH THE PARTIES AND THEIR

ATTORNEYS FOR THE FOLLOWING PURPOSES AND FOR SUCH ADDITIONAL PURPOSES AS THE PARTIES OR THE AMERICAN ARBITRATION ASSOCIATION MAY DEEM APPROPRIATE, (A) TO OBTAIN ADDITIONAL INFORMATION ABOUT THE NATURE AND MAGNITUDE OF THE DISPUTE AND THE ANTICIPATED LENGTH OF HEARINGS AND SCHEDULING; (B) TO DISCUSS THE VIEW OF THE PARTIES ABOUT ANY TECHNICAL AND/OR OTHER SPECIAL QUALIFICATIONS OF THE ARBITRATORS; AND (C) TO CONSIDER, WHETHER MEDIATION OR OTHER METHODS OF DISPUTE RESOLUTION MIGHT BE APPROPRIATE, AND (2) AS PROMPTLY AS PRACTICABLE AFTER THE SELECTION OF THE ARBITRATORS, A PRELIMINARY HEARING SHALL BE HELD AMONG THE PARTIES, THEIR ATTORNEYS AND THE ARBITRATORS WITH THE AGREEMENT OF THE ARBITRATORS AND THE PARTIES, THE PRELIMINARY HEARING MAY BE CONDUCTED BY TELEPHONE CONFERENCE CALL RATHER THAN IN PERSON. AT THE PRELIMINARY HEARING THE MATTERS THAT MAY BE CONSIDERED SHALL INCLUDE, WITHOUT LIMITATION, A PREHEARING SCHEDULING ORDER ADDRESSING (A) EACH PARTY’S DUTY TO SUBMIT A DETAILED STATEMENT OF CLAIMS, DAMAGES AND/OR DEFENSES, A STATEMENT OF THE ISSUES ASSERTED BY EACH PARTY AND ANY LEGAL AUTHORITIES THE PARTIES MAY WISH TO BRING TO THE ATTENTION OF THE ARBITRATORS; (B) RESPONSES AND/OR REPLIES TO THE PLEADINGS FILED IN COMPLIANCE WITH SUBPART 2(A): (C) STIPULATIONS REGARDING ANY UNCONTESTED FACTS; (D) EXCHANGE AND PREMARKING OF ALL DOCUMENTS WHICH EACH PARTY BELIEVES MAY BE OFFERED AT THE FINAL ARBITRATION HEARING; (E) THE IDENTIFICATION AND AVAILABILITY OF WITNESSES, INCLUDING EXPERTS, AND SUCH ADDITIONAL MATTERS REGARDING WITNESSES INCLUDING THEIR BIOGRAPHIES AND A SHORT SUMMARY OF THEIR EXPECTED TESTIMONY, (F) WHETHER A STENOGRAPHIC OR OTHER OFFICIAL RECORD OF THE PROCEEDINGS SHALL BE MAINTAINED; AND (G) THE POSSIBILITY OF UTILIZING MEDIATION OR OTHER ALTERNATIVE METHODS OF DISPUTE RESOLUTION.

(f)            FOR PURPOSES OF THIS PROVISION, “THE PARTIES” MEAN BORROWER AND LENDER, AND EACH AND ALL PERSONS AND ENTITIES SIGNING THIS AGREEMENT OR ANY OTHER AGREEMENTS BETWEEN OR AMONG ANY OF THE PARTIES AS PART OF THIS TRANSACTION. “THE PARTIES” SHALL ALSO INCLUDE INDIVIDUAL PARTNERS, AFFILIATES, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS AND/OR REPRESENTATIVES OF ANY PARTY TO SUCH DOCUMENTS, AND SHALL INCLUDE ANY OTHER OWNER AND HOLDER OF THIS AGREEMENT.

(g)           THE PARTIES SHALL HAVE THE RIGHT TO INVOKE SELF-HELP REMEDIES (SUCH AS SET-OFF, NOTIFICATION OF ACCOUNT DEBTORS, SEIZURE AND/OR FORECLOSURE OF COLLATERAL, AND NON- JUDICIAL SALE OF PERSONAL PROPERTY AND REAL PROPERTY COLLATERAL) BEFORE, DURING OR AFTER ANY ARBITRATION AND/OR REQUEST ANCILLARY OR PROVISIONAL JUDICIAL REMEDIES (SUCH AS GARNISHMENT, ATTACHMENT, SPECIFIC PERFORMANCE, RECEIVER, INJUNCTION OR RESTRAINING ORDER, AND SEQUESTRATION) BEFORE OR AFTER ANY ARBITRATION. THE PARTIES NEED NOT AWAIT THE OUTCOME OF THE ARBITRATION BEFORE USING SELF-HELP REMEDIES. USE OF SELF-HELP OR ANCILLARY AND/OR PROVISIONAL JUDICIAL REMEDIES SHALL NOT OPERATE AS A WAIVER OF EITHER PARTY’S RIGHT TO COMPEL ARBITRATION. ANY ANCILLARY OR PROVISIONAL REMEDY WHICH WOULD BE AVAILABLE FROM A COURT AT LAW SHALL BE AVAILABLE FROM THE ARBITRATORS, INCLUDING INJUNCTION AND RESTRAINING ORDERS.

(h)           THE PARTIES AGREE THAT ANY ACTION REGARDING ANY CONTROVERSY BETWEEN THE PARTIES SHALL EITHER BE BROUGHT BY ARBITRATION, AS DESCRIBED HEREIN, OR BY JUDICIAL PROCEEDINGS, BUT SHALL NOT BE PURSUED SIMULTANEOUSLY IN DIFFERENT OR ALTERNATIVE FORMS. A TIMELY WRITTEN NOTICE OF INTENT TO ARBITRATE PURSUANT TO THIS AGREEMENT STAYS AND/OR ABATES ANY AND ALL ACTION IN A TRIAL COURT, SAVE AND EXCEPT A HEARING ON A MOTION TO COMPEL ARBITRATION AND/OR THE ENTRY OF AN ORDER COMPELLING ARBITRATION AND STAYING AND/OR ABATING THE LITIGATION PENDING THE FILING OF THE FINAL AWARD OF THE ARBITRATORS. ALL REASONABLE AND NECESSARY ATTORNEY’S FEES AND ALL TRAVEL COSTS SHALL BE AWARDED TO THE PREVAILING PARTY ON ANY MOTION TO COMPEL ARBITRATION AND MUST BE PAID TO SUCH PARTY WITHIN TEN (10) DAYS OF THE SIGNING OF THE ORDER COMPELLING ARBITRATION.

(i)            ANY PARTY SEEKING TO ARBITRATE SHALL SERVE A WRITTEN NOTICE OF INTENT TO ARBITRATE TO ANY AND ALL OPPOSING PARTIES WITHIN 360 DAYS AFTER DISPUTE HAS ARISEN. A DISPUTE IS DEFINED TO HAVE ARISEN ONLY UPON RECEIPT OF SERVICE OF JUDICIAL PROCESS, INCLUDING SERVICE OF A COUNTERCLAIM, FAILURE TO SERVE A WRITTEN NOTICE OF INTENT TO ARBITRATE WITHIN THE TIME SPECIFIED ABOVE SHALL BE DEEMED A WAIVER OF THE AGGRIEVED PARTY’S RIGHT TO COMPEL ARBITRATION OF SUCH CLAIM. THE ISSUE OF WAIVER PURSUANT TO THIS AGREEMENT IS AN ARBITRABLE DISPUTE.

(j)            ACTIVE PARTICIPATION IN PENDING LITIGATION DURING THE 360 DAY NOTICE PERIOD, WHETHER AS PLAINTIFF OR DEFENDANT, IS NOT A WAIVER OF THE RIGHT TO COMPEL ARBITRATION. ALL DISCOVERY OBTAINED IN THE PENDING LITIGATION MAY BE USED IN ANY SUBSEQUENT ARBITRATION PROCEEDING.

(k)           THE PARTIES FURTHER AGREE THAT (i) NO ARBITRATION PROCEEDING HEREUNDER SHALL BE CERTIFIED AS A CLASS ACTION OR PROCEED AS A CLASS ACTION, OR ON A BASIS INVOLVING CLAIMS BROUGHT IN A PURPORTED REPRESENTATIVE CAPACITY ON BEHALF OF THE GENERAL PUBLIC, OTHER CUSTOMERS OR POTENTIAL CUSTOMERS OR PERSONS SIMILARLY SITUATED AND (ii) NO ARBITRATION PROCEEDING HEREUNDER SHALL BE CONSOLIDATED WITH, OR JOINED IN ANY WAY WITH, ANY OTHER ARBITRATION PROCEEDING.

(l)            ANY ARBITRATOR SELECTED SHALL BE KNOWLEDGEABLE IN THE SUBJECT MATTER OF THE DISPUTE. EACH OF THE PARTIES SHALL PAY AN EQUAL SHARE OF THE ARBITRATION COSTS, FEES, EXPENSES, AND OF THE ARBITRATORS’ FEES, COSTS AND EXPENSES.

(m)          ALL STATUTES OF LIMITATIONS WHICH WOULD OTHERWISE BE APPLICABLE SHALL APPLY TO ANY AND ALL CLAIMS ASSERTED IN ANY ARBITRATION PROCEEDING HEREUNDER AND THE COMMENCEMENT OF ANY ARBITRATION PROCEEDING TOLLS SUCH STATUTES OF LIMITATIONS.

(n)           IN ANY ARBITRATION PROCEEDING SUBJECT TO THIS PROVISION, THE ARBITRATORS, OR MAJORITY OF THEM, ARE SPECIFICALLY EMPOWERED TO DECIDE (BY DOCUMENT ONLY, OR WITH A HEARING, AT THE ARBITRATORS’ SOLE DISCRETION) PRE-HEARING MOTIONS WHICH ARE SUBSTANTIALLY SIMILAR TO PRE HEARING MOTIONS TO DISMISS AND MOTIONS FOR SUMMARY ADJUDICATION.

(o)           THIS ARBITRATION PROVISION SHALL SURVIVE ANY TERMINATION, AMENDMENT, OR EXPIRATION OF THE AGREEMENT IN WHICH THIS PROVISION IS CONTAINED, UNLESS ALL OF THE PARTIES OTHERWISE EXPRESSLY AGREE IN WRITING.

(p)           THE PARTIES ACKNOWLEDGE THAT THIS AGREEMENT EVIDENCES A TRANSACTION INVOLVING INTERSTATE COMMERCE. THE FEDERAL ARBITRATION ACT SHALL GOVERN THE INTERPRETATION ENFORCEMENT, AND PROCEEDINGS PURSUANT TO THE ARBITRATION CLAUSE OF THIS AGREEMENT.

(q)           THE ARBITRATORS, OR A MAJORITY OF THEM, SHALL AWARD ATTORNEY’S FEES AND COSTS TO THE PREVAILING PARTY PURSUANT TO THE TERMS OF THIS AGREEMENT.

(r)           NEITHER THE PARTIES NOR THE ARBITRATORS MAY DISCLOSE THE EXISTENCE, CONTENT, OR RESULTS OF ANY ARBITRATION HEREUNDER WITHOUT PRIOR WRITTEN CONSENT OF ALL PARTIES AND/OR COURT ORDER.

(s)           VENUE OF ANY ARBITRATION PROCEEDING HEREUNDER SHALL BE IN BEXAR COUNTY, TEXAS.

THE TERM LENDER INCLUDES ANY OTHER OWNER AND HOLDER OF THIS NOTE AND THEIR RESPECTIVE SUCCESSORS AND ASSIGNS. THIS NOTE IS GOVERNED BY APPLICABLE TEXAS LAW, EXCEPT TO THE EXTENT THE USURY LAWS OF TEXAS ARE PRE-EMPTED BY FEDERAL LAW, IN WHICH CASE, SUCH FEDERAL LAW SHALL APPLY VENUE OF ALL ACTIONS ON THIS NOTE, SHALL LIE IN BEXAR COUNTY, TEXAS, AND ALL OBLIGATIONS REQUIRED HEREIN ARE PERFORMABLE IN BEXAR COUNTY, TEXAS.

This Note will be governed by, construed and enforced in accordance with federal law and the laws of the State of Texas. This Note has been accepted by Lender in the State of Texas.

If the loan proceeds are to be used primarily for personal, family or household use, the following notice shall apply:

NOTICE TO CONSUMERS: UNDER TEXAS LAW IF YOU CONSENT TO THIS AGREEMENT YOU MAY BE SUBJECT TO A FUTURE RATING AS HIGH AS 24% ANNUAL PERCENTAGE RATE, OR THE STATE USURY CEILING, WHICHEVER IS LESS.

NO ORAL AGREEMENTS.

THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

LANCER PARTNERSHIP, LTD., a Texas limited partnership
By: Lancer Capital Corporation,
a Delaware corporation, General Partner

By:	/s/ Scott Adams

Name:	Scott Adams

Title:	Secretary

Address:	6655 LANCER BLVD.	City/State:	SAN ANTONIO, TEXAS 78219

**ADDENDUM TO PROMISSORY NOTE

This Addendum to Promissory Note (“Addendum”) is executed by the undersigned and made a part of that certain Promissory Note (“Note”) dated December          , 2004, executed by Lancer Partnership, Ltd., a Texas limited partnership (the “Borrower”) and payable to the order of International Bank of Commerce (the “Lender”) in the original principal sum of Fifteen Million and No/100 Dollars ($15,000,000.00).

The interest rate on this Note shall be either (A) or (B) below, as determined in accordance with Borrower’s election:

A.            The interest rate shall be floating at 0.50 percent per annum below the New York Prime Rate (“Prime Rate”) (described below) as it fluctuates from time to time.  The starting interest rate on this Note shall be 4.75% percent per annum.  The rate of interest due hereunder shall be recomputed as of the date of any change in the Prime Rate.

The New York Prime Rate shall mean the annual lending rate of interest announced from time to time by JP Morgan Chase & Co., New York, New York, as its prime rate.  If the New York Prime Rate has been selected as the Prime Rate and if, thereafter, a prime rate is not announced by JP Morgan Chase & Co., New York, New York, then the Wall Street Journal Prime Rate (as defined herein) shall be the Prime Rate.  The Wall Street Journal Prime Rate shall mean the variable rate of interest established and quoted from time-to-time in the “Money Rates” column in the “Money & Investing” Section of The Wall Street Journal (Southwest Edition) as its Prime Rate.

B.            The interest rate on this Note shall be equal to the Index Rate (as defined herein) plus the Applicable Margin (as defined in the Loan Agreement) per annum.  The term “Index Rate” as used herein shall mean the thirty (30), sixty (60) or ninety (90) day (as elected by Borrower) LIBOR Rate (as defined herein) on a 360-day year basis determined as hereinafter provided. “LIBOR Rate” means the interest per annum as determined by Lender at which United States dollar deposits are offered by banks in the London Interbank market two (2) business days prior to the commencement of such interest period.  Borrower acknowledges that many of Lender’s commercial or other loans may be priced in relation to the LIBOR Rate, that it is not necessarily the lowest or best rate of interest actually charged on any loan, and that Lender may make various commercial or other loans at rates of interest having no relationship to the LIBOR Rate.

C.            This Note is made pursuant to and is governed in all respects by the Loan Agreement.  In the case of any conflict between the terms and provisions of this Note and those of the Loan Agreement, the terms and provisions of the Loan Agreement shall control.

D.

Number of Payments	Frequency	Amount of Payments	When Payments are Due
(a) Thirty-five (35)	Monthly	Interest only on the outstanding principal balance.	Commencing January 30, 2005 and continuing on the last day of each successive calendar month until and including November 30, 2007.

(b) One (1)		All outstanding principal and all accrued, unpaid interest thereon shall be due and payable.	On Final Maturity Date.

Final Maturity Date: DECEMBER 30, 2007.

THIS LOAN IS PAYABLE IN FULL ON DECEMBER 30, 2007.  YOU MUST REPAY THE ENTIRE PRINCIPAL BALANCE OF THE LOAN AND UNPAID INTEREST THEN DUE.  THE BANK IS UNDER NO OBLIGATION TO REFINANCE THE LOAN.  YOU WOULD, THEREFORE, BE REQUIRED TO MAKE PAYMENT OUT OF OTHER ASSETS YOU MAY OWN, OR YOU WOULD HAVE TO FIND A LENDER, WHICH MAY BE THE BANK YOU HAVE THIS LOAN WITH AT MATURITY.  YOU MAY HAVE TO PAY SOME OR ALL THE CLOSING COSTS NORMALLY ASSOCIATED WITH A NEW LOAN EVEN IF YOU OBTAIN REFINANCING FROM THE SAME BANK.

This Note is a revolving note evidencing a line of credit loan from Lender to Borrower.  During the term of this Note, Borrower may borrow, repay and reborrow hereunder at any time under this Note provided, however, that the principal balance outstanding under this Note at any time shall not exceed Fifteen Million and No/100 Dollars ($15,000,000.00).  The unpaid balance of this Note shall increase and decrease with each new advance or payment hereunder, as the case may be, and although the entire principal balance of this Note may be paid in full from time to time, this Note shall not be deemed terminated or canceled as a result thereof.

Executed this           day of December, 2004.

BORROWER:

Lancer Partnership, Ltd., a Texas limited partnership

By: Lancer Capital Corporation,
a Delaware corporation, General Partner

By:	/s/ Scott Adams
Name:	Scott Adams
Title:	Secretary

EXHIBIT “A”

A.            Equipment. All equipment of Debtor now or hereafter acquired by Debtor, including without limitation, including without limitation, furniture, machinery, vehicles and trade fixtures, together with any and all accessions, attachments and other additions to, substitutes and replacements for and improvements of the equipment, whether now owned or at any time hereafter acquired or made, together with all tools, parts and appurtenances now or at any timer hereafter used in and together with all proceeds of the equipment described or referred to above, including insurance payable by reason of loss or damage thereto, and all proceeds of any policy of insurance required on the Collateral by Secured Party, including any refunds or unearned premiums in connection with any cancellation, adjustment or termination of any such policy of insurance.

B.            Inventory. All inventory of Debtor, whenever acquired and whether now or hereafter existing, including but not limited to all goods, wares and merchandise intended for sale or lease by Debtor or to be furnished by Debtor, under contracts of service and all raw materials, goods in process, finished goods and supplies of every nature used or usable in connection with the manufacturing, processing, packing, shipping, advertising, selling, leasing or furnishing of such services, goods, wares and merchandise; all certificates of title, manufacture’s statements of origin and other documents arising from or related to such inventory; and all accessions, attachments and other additions to, substitutes for, replacements for, improvements to and returns of such inventory; and all proceeds of such inventory.

C.            Fixtures.

(1)           All of the property, personal or otherwise, whether now existing or hereafter arising, existing or created, now or hereafter attached to or incorporated into or used in or about the Debtor’s premises, including all furniture, appliances, furnishings, goods, equipment, and machinery owned by Debtor and other tangible personal property now or hereafter affixed, attached or related to such property or now or hereafter affixed, attached or related to such property or used in connection therewith, and all replacements, substitutions and additions for or to any of the foregoing;

(2)           All accessories, attachments and other additions to, substitutes and replacements for, and improvements of, the property described in (a) above, whether now owned or at any time hereafter acquired or made, together with all tools, parts and appurtenances now or at any time used in connection therewith;

(3)           All products and proceeds, including, without limitation, insurance proceed of, and additions, improvements and accessions to, all and any of the property described above, excluding proceeds used to replace worn-out or obsolete equipment or other property.

D.            Accounts Receivable. All accounts and chattel paper of Debtor, whenever acquired and whether now or hereafter existing, including, but not limited to, accounts and chattel paper which arise out of: (i) the sale or other disposition of goods; (ii) the furnishing of services; (iii) the furnishing of, the use of, or the lease of any of the Collateral, and (iv) the agreement to provide any of the above; and all proceeds relating to, resulting from or arising in connection with any such accounts and/or chattel paper.

This Security Agreement is being executed pursuant to the terms and provisions of that certain Loan Agreement of even date herewith between Debtor and Secured Party and which Loan Agreement will govern in case of conflict with this Agreement.

Together with all books, records, files, computer software, documents and other information pertaining to, and all containers and packages for, the property described or referred to in subsections A through D above, and the proceeds of all of the foregoing.